MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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INVESTMENT COMPANY              ORGANIZATION        SERIES --- (IF APPLICABLE)
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Franklin California Tax-Free    Delaware Statutory
Income Fund                     Trust

Franklin California Tax-Free    Delaware Statutory  Franklin California Insured Tax-Free
Trust                           Trust               Income Fund
                                                    Franklin California Intermediate-Term
                                                    Tax-Free
                                                     Income Fund
                                                    Franklin California Limited-Term
                                                    Tax-Free Income Fund
                                                    Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund    Delaware Statutory
                                Trust


Franklin Custodian Funds, Inc.  Maryland            Franklin Dynatech Fund
                                Corporation         Franklin Growth Fund
                                                    Franklin Income Fund
                                                    Franklin U.S. Government Securities Fund
                                                    Franklin Utilities Fund


Franklin Federal Tax- Free      Delaware Statutory
Income Fund                     Trust

Franklin Floating Rate Master   Delaware Statutory  Franklin Floating Rate Master Series
Trust                           Trust

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INVESTMENT COMPANY              ORGANIZATION        SERIES --- (IF APPLICABLE)
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Franklin Global Trust           Delaware Statutory  Fiduciary Large Capitalization Growth
                                Trust               and Income Fund
                                                    Fiduciary Small Capitalization Growth
                                                    and Income Fund
                                                    Franklin Global Real Estate Fund
                                                    Franklin International Smaller Companies
                                                    Growth Fund
                                                    Franklin Templeton Core Fixed Income Fund
                                                    Franklin Templeton Core Plus Fixed
                                                    Income Fund
                                                    Franklin Templeton Emerging Market Debt
                                                     Opportunities Fund
                                                    Franklin Templeton High Income Fund

Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory  Franklin High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts       Franklin Adjustable U.S. Government
Trust                           Business Trust      Securities Fund
                                                    Franklin Balanced Fund
                                                    Franklin Convertible Securities Fund
                                                    Franklin Equity Income Fund
                                                    Franklin Floating Rate Daily Access Fund
                                                    Franklin Limited Maturity U.S. Govt
                                                     Securities Fund
                                                    Franklin Low Duration Total Return Fund
                                                    Franklin Real Return Fund
                                                    Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory  Franklin Rising Dividends Fund
                                Trust
Franklin Money Fund             Delaware Statutory
                                Trust

Franklin Municipal Securities   Delaware Statutory  Franklin California High Yield Municipal
Trust                           Trust                Fund
                                                    Franklin Tennessee Municipal Bond Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)
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Franklin Mutual Series Fund     Maryland             Mutual Beacon Fund
Inc.                            Corporation          Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin New York Tax-Free      Delaware Statutory
Income Fund                     Trust

Franklin New York Tax-Free      Massachusetts        Franklin New York Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin New York Intermediate-Term
                                                     Tax-Free Income Fund
                                                     Franklin New York Limited-Term Tax-Free
                                                     Income
                                                      Fund
                                                     Franklin New York Tax-Exempt Money Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Aggressive Growth Fund
                                Trust                Franklin Biotechnology Discovery Fund
                                                     Franklin Flex Cap Growth Fund
                                                     Franklin Focused Core Equity Fund (NOT
                                                     YET EFFECTIVE)
                                                     Franklin Global Communications Fund
                                                     Franklin Global Health Care Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Small-Mid Cap Growth Fund
                                                     Franklin Small Cap Growth Fund II
                                                     Franklin Strategic Income Fund
                                                     Franklin Technology Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Tax-Exempt Money Fund  California
                                Corporation

Franklin Tax-Free Trust         Delaware Statutory   Franklin Alabama Tax-Free Income Fund
                                Trust                Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term
                                                     Tax-Free
                                                      Income Fund
                                                     Franklin Federal Limited-Term Tax-Free
                                                     Income Fund
                                                     Franklin Florida Insured Tax-Free Income
                                                     Fund
                                                     Franklin Florida Tax-Free Income Fund
                                                     Franklin Georgia Tax-Free Income Fund
                                                     Franklin High Yield Tax-Free Income Fund
                                                     Franklin Insured Tax-Free Income Fund
                                                     Franklin Kentucky Tax-Free Income Fund
                                                     Franklin Louisiana Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free Income Fund
                                                     Franklin Massachusetts Insured Tax-Free
                                                     Income Fund
                                                     Franklin Michigan Insured Tax-Free
                                                     Income Fund
                                                     Franklin Minnesota Insured Tax-Free
                                                     Income Fund
                                                     Franklin Missouri Tax-Free Income Fund
                                                     Franklin New Jersey Tax-Free Income Fund
                                                     Franklin North Carolina Tax-Free Income
                                                     Fund
                                                     Franklin Ohio Insured Tax-Free Income
                                                     Fund
                                                     Franklin Oregon Tax-Free Income Fund
                                                     Franklin Pennsylvania Tax-Free Income
                                                     Fund
                                                     Franklin Virginia Tax-Free Income Fund


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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Templeton Fund         Delaware Statutory   Franklin Templeton Conservative Target
Allocator Series                Trust                Fund
                                                     Franklin Templeton Corefolio Allocation
                                                     Fund
                                                     Franklin Templeton Founding Funds
                                                     Allocation Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Perspectives
                                                     Allocation Fund
                                                     Franklin Templeton 2015 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2025 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2035 Retirement
                                                     Target Fund
                                                     Franklin Templeton 2045 Retirement
                                                     Target Fund

Franklin Templeton Money Fund   Delaware Statutory   Franklin Templeton Money Fund
Trust                           Trust
Franklin Templeton Variable     Delaware Statutory   Franklin Flex Cap Growth Securities Fund
Insurance Products Trust        Trust                Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Global Real Estate Securities
                                                     Fund
                                                     Franklin Growth and Income Securities
                                                     Fund
                                                     Franklin High Income Securities Fund
                                                     Franklin Income Securities Fund
                                                     Franklin Large Cap Growth Securities Fund
                                                     Franklin Large Cap Value Securities Fund
                                                     Franklin Money Market Fund
                                                     Franklin Rising Dividends Securities Fund
                                                     Franklin Small-Mid Cap Growth Securities
                                                     Fund
                                                     Franklin Small Cap Value Securities Fund
                                                     Franklin Strategic Income Securities Fund
                                                     Franklin Templeton VIP Founding Funds
                                                      Allocation Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2010
                                                     Mutual Discovery Securities Fund
                                                     Mutual Shares Securities Fund
                                                     Templeton Global Income Securities Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Value Investors Trust  Massachusetts        Franklin All Cap Value Fund
                                Business Trust       Franklin Balance Sheet Investment Fund
                                                     Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value Fund


Institutional Fiduciary Trust   Delaware Statutory   Franklin Cash Reserves Fund
                                Trust                Money Market Portfolio

The Money Market Portfolios     Delaware Statutory   The Money Market Portfolio
                                Trust
Templeton Global Investment     Delaware Statutory   Templeton Income Fund
Trust                           Trust

CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust

Franklin Templeton Limited      Delaware Statutory
Duration Income Trust           Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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                                                      Revised as of 11/1/07
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